UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 2, 2011

Level 3 Communications, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-15658	47-0210602
(State or other	(Commission File	(IRS employer
jurisdiction of incorporation)	Number)	Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado (Address of principal executive offices)	80021 (Zip code)

720-888-1000
(Registrant’s telephone number including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On November 2, 2011, Level 3 Communications, Inc. (“Level 3”) issued a press release relating to, among other things, third quarter 2011 financial results, including certain full year 2011 financial projections. This press release is furnished as Exhibit 99.1 to this Form 8-K and incorporated by reference as if set forth in full. The furnishing of this information shall not be deemed an admission as to the materiality of the information included in this Form 8-K. This information is not filed but is furnished to the Securities and Exchange Commission pursuant to Item 2.02 of Form 8-K.

Level 3 also provided the additional supplemental financial information.

LEVEL 3 COMMUNICATIONS SUMMARY FINANCIAL RESULTS (Communications Revenue)

$ in Millions

Core Network Services Revenue	3Q10	4Q10	1Q11	2Q11	3Q11	3Q11/ 2Q11 %Change	3Q11 % CNS	3Q11 % Total	3Q11/ 3Q10 %Change
Infrastructure	$147	$147	$146	$149	$155	4%	21%	17%	5%
Transport	289	297	297	297	298	—%	39%	32%	3%
Data Services	173	181	189	199	207	4%	27%	22%	20%
Voice (Local & Enterprise)	98	95	97	99	99	—%	13%	11%	1%
Total Core Network Services	707	720	729	744	759	2%	100%	82%	7%

Wholesale Voice Services	161	161	164	151	152	1%		16%	(6)%
Other	27	23	21	18	16	(11)%		2%	(41)%

Total Communications Revenue	$895	$904	$914	$913	$927	2%		100%	4%

Some of the statements made in Exhibit 99.1 are forward looking in nature. These statements are based on management’s current expectations or beliefs. These forward looking statements are not a guarantee of performance and are subject to a number of uncertainties and other factors, many of which are outside Level 3’s control, which could cause actual events to differ materially from those expressed or implied by the statements. The most important factors that could prevent Level 3 from achieving its stated goals include, but are not limited to:  the company’s ability to successfully integrate the Global Crossing acquisition, the current uncertainty in the global financial markets and the global economy; a discontinuation of the development and expansion of the Internet as a communications medium and marketplace for the distribution and consumption of data and video; and disruptions in the financial markets that could affect Level 3’s ability to obtain additional financing.  Additional factors include, but are not limited to, the company’s ability to:  increase and maintain the volume of traffic on its network; develop effective business support systems; manage system and network failures or disruptions; develop new services that meet customer demands and generate acceptable margins; defend intellectual property and proprietary rights; adapt to rapid technological changes that lead to further competition; attract and retain qualified management and other personnel; successfully integrate future acquisitions; and meet all of the terms and conditions of debt obligations. Additional information concerning these and other important factors can be found within Level 3’s filings with the Securities and Exchange Commission. Statements in this Exhibit 99.1 should be evaluated in light of these important factors. Level 3 is under no obligation to, and expressly disclaims any such obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01. Financial Statements and Exhibits

(a)      Financial Statements of Business Acquired

None

(b)      Pro Forma Financial Information

None

(c)      Shell Company Transactions

None

(d)      Exhibits

99.1         Press Release dated November 2, 2011, relating to, among other things, third quarter 2011 financial results, including certain full year 2011 financial projections.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Level 3 Communications, Inc.

	By:	/s/ Neil J. Eckstein
Neil J. Eckstein, Senior Vice President

Date: November 2, 2011

Exhibit Index

Exhibit	Description

99.1	Press Release dated November 2, 2011, relating to, among other things, third quarter 2011 financial results, including certain full year 2011 financial projections.